Exhibit 99.1

Release:        April 25, 2023

CPKC and Knight-Swift announce multi-year agreement

Calgary and Phoenix—Canadian Pacific Kansas City (TSX: CP) (NYSE: CP) (CPKC) and Knight-Swift Transportation Holdings Inc. (NYSE: KNX) announced today a new multi-year agreement to provide truckload intermodal transportation service on CPKC’s new single-line north-south corridor connecting Mexico, the United States and Canada. Knight-Swift is one of North America’s largest and most diversified freight transportation companies, providing multiple truckload transportation and logistics services.

“This agreement creates compelling new transportation solutions for Knight-Swift’s current and future customers looking for optionality and increased capacity in their supply chains,” said John Brooks, CPKC Executive Vice-President and Chief Marketing Officer. “As Knight-Swift transition their Mexico-U.S. traffic to CPKC starting in mid-May, we will focus on growth between Chicago, Texas and Mexico markets.”

Knight-Swift’s established Mexico customer base will be able to leverage CPKC’s broad network of rail lines, terminals, and cross-border efficiency and expertise to improve service reliability and competitiveness.

“Our agreement with the CPKC will provide another differentiated solution for our customers and their over-arching supply chains,” said Adam Miller, Knight-Swift Transportation CFO and Swift President. “The Knight-Swift team is looking forward to engaging with the CPKC railroad on service offerings, customer solution design and demand planning to help facilitate growth on the first single-line railroad connecting Mexico, the United States, and Canada. Our Transmex team and growing LTL offering will also benefit from the newly created railroad and will allow us to continue supporting our customers in new and different ways by providing thoughtful solutions with a solid underlying service product.”

CPKC’s International Railroad Bridge over the Rio Grande River at the U.S.-Mexico border at Laredo, Texas, offers a reliable alternative to congested highway ports of entry. A second span to expand the bridge’s capacity and further increase the efficiency of cross-border train movements is currently under construction and expected to be completed by the end of 2024.

Anticipated environmental benefits of CPKC include the avoidance of more than 1.6 million tons of greenhouse gas (GHG) emissions due to the expected improved operational efficiency of CPKC versus current operations and another 300,000 tons of GHG emissions with the diversion of 64,000 trucks to rail for a total reduction of 1.9 million tons of GHG emissions over the next five years. Diverting 64,000 long-haul truck shipments to rail annually with new CPKC intermodal services will reduce total truck vehicle miles travelled by almost 2 billion miles over the next two decades, saving US$750 million in highway maintenance costs.

Forward looking information

This news release contains certain forward-looking information and forward-looking statements (collectively, “forward-looking information”) within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as “financial expectations”, “key assumptions”, “will”, “anticipate”, “believe”, “expect”, “plan”, “should”, “commit” or similar words suggesting future outcomes.

This news release contains forward-looking information relating, but not limited, to, truckload intermodal transportation services of Knight-Swift Transportation Holdings Inc. (“Knight-Swift”), the future growth of the business with Knight-Swift., and related matters associated with the multi-year agreement between Knight-Swift, and the anticipated environmental benefits of the CP-KCS transaction.

The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regard to CPKC’s experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: changes in business strategies; the fuel efficiency of railways and CPKC’s operations; the impacts of existing and planned capital investments; North American and global economic growth; commodity demand growth; sustainable industrial and agricultural production; commodity prices and interest rates; performance of our assets and equipment; sufficiency of our budgeted capital expenditures in carrying out our business plan; geopolitical conditions; applicable laws, regulations and government policies; the availability and cost of labour services and infrastructure; the satisfaction by third parties of their obligations to CPKC; carbon markets, evolving sustainability strategies, and scientific or technological developments; and capital investments by third parties. Although CPKC believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct. Current conditions, economic and otherwise, render assumptions, although reasonable when made, subject to greater uncertainty.

Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CPKC’s forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies and strategic opportunities; general Canadian, U.S., Mexican and global social, economic, political, credit and business conditions; risks associated with agricultural production such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures, including competition from other rail carriers, trucking companies and maritime shippers in Canada, the U.S. and Mexico; North American and global economic growth and conditions; industry capacity; shifts in market demand; changes in commodity prices and commodity demand; uncertainty surrounding timing and volumes of commodities being shipped via CPKC; inflation; geopolitical instability; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; disruption in fuel supplies; uncertainties of investigations, proceedings or other types of claims and litigation; compliance with environmental regulations; labour disputes; changes in labour costs and labour difficulties; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; sufficiency of budgeted capital expenditures in carrying out business plans; services and infrastructure; the satisfaction by third parties of their obligations; currency and interest rate fluctuations; exchange rates; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; the effects of current and future multinational trade agreements on the level of trade among Canada, the U.S. and Mexico; climate change and the market and regulatory responses to climate change; anticipated in-service dates; success of hedging activities; operational performance and reliability; customer and other stakeholder approvals and support; regulatory and legislative decisions and actions; the adverse impact of any termination or revocation by the Mexican government of Kansas City Southern de México, S.A. de C.V.’s Concession; public opinion; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; acts of terrorism, war or other acts of violence or crime or risk of such activities; insurance coverage limitations; material adverse changes in economic and industry conditions, including the availability of short and long-term financing; the pandemic created by the outbreak of COVID-19 and its variants and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains; the realization of anticipated benefits and synergies of the CP-KCS transaction and the timing thereof; the satisfaction of the conditions imposed by the U.S. Surface Transportation Board in its March 15, 2023 decision; the success of integration plans for KCS; the focus of management time and attention on the CP-KCS transaction and other disruptions arising from the CP-KCS integration; estimated future dividends; financial strength and flexibility; debt and equity market conditions, including the ability to access capital markets on favourable terms or at all; cost of debt and equity capital; improvement in data collection and measuring systems; industry-driven changes to methodologies; and the ability of the management of CPKC to execute key priorities, including those in connection with the CP-KCS transaction. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CPKC with securities regulators in Canada and the United States. Reference should be made to “Item 1A—Risk Factors” and “Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operations—Forward-Looking Statements” in CPKC’s annual and interim reports on Form 10-K and 10-Q.

Any forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CPKC undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.

About CPKC

With its global headquarters in Calgary, Alta., Canada, CPKC is the first and only single-line transnational railway linking Canada, the United States and México, with unrivaled access to major ports from Vancouver to Atlantic Canada to the Gulf of México to Lázaro Cárdenas, México. Stretching approximately 20,000 route miles and employing 20,000 railroaders, CPKC provides North American customers unparalleled rail service and network reach to key markets across the continent. CPKC is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpkcr.com to learn more about the rail advantages of CPKC. CP-IR

About Knight-Swift

Knight-Swift Transportation Holdings Inc. is one of North America’s largest and most diversified freight transportation companies, providing multiple truckload transportation and logistics services, as well as LTL services through ACT. Knight-Swift uses a nationwide network of business units and terminals in the United States and Mexico to serve customers throughout North America. In addition to operating the country’s largest tractor fleet, Knight-Swift also contracts with third-party equipment providers to provide a broad range of truckload services to our customers while creating quality driving jobs for our driving associates and successful business opportunities for independent contractors.

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